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                             PENN SERIES FUNDS, INC.
                        SUPPLEMENT DATED AUGUST 26, 2003
                       TO THE PROSPECTUS DATED MAY 1, 2003

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.

Under the heading "INVESTMENT ADVISER" on page 51 of the prospectus, the following should replace the third and fourth paragraphs:

George C. McFarland, Jr., Vice President of Independence Capital Management, Inc., is primarily responsible for the day-to-day management of the Growth Equity Fund. Mr. McFarland also serves as Vice President of The Pennsylvania Trust Company. Prior to joining Independence Capital Management, Inc. and The Pennsylvania Trust Company in April 1998, Mr. McFarland was an attorney at High, Swartz, Roberts & Seidel LLP, Norristown, PA.

JoAnne T. Fredericks, Vice President of Independence Capital Management, Inc., is primarily responsible for the day-to-day management of the Core Equity Fund. Ms. Fredericks also serves as Senior Vice President of The Pennsylvania Trust Company. Prior to joining Independence Capital Management, Inc. and The Pennsylvania Trust Company in April 2000, Ms. Fredericks was Senior Vice President at First Investment Advisors, a division of First Union Bank.

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Neuberger Berman Inc., the parent company of Neuberger Berman Management Inc.
("Neuberger Berman"), investment sub-adviser to the Penn Series Mid Cap Value Fund, has announced that it has entered into an agreement with Lehman Brothers Holdings Inc. ("Lehman Brothers") under which Lehman Brothers will acquire Neuberger Berman Inc. The agreement is subject to the approval of the stockholders of Neuberger Berman Inc. If the agreement is approved by those stockholders, other customary approvals and regulatory consents are obtained, and certain other conditions are met, it is anticipated that the acquisition will take place in the fourth quarter of 2003. The acquisition will automatically terminate the investment sub-advisory agreement between Independence Capital Management, Inc. ("ICMI") and Neuberger Berman for the Fund. Accordingly, the Board of Directors of Penn Series will consider a new investment sub-advisory agreement between ICMI and Neuberger Berman for the Fund. If approved by the Board, the new agreement will be presented to the Fund's shareholders for their approval.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.